Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED FEBRUARY 1, 2015 AND JANUARY 26, 2014
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	February 1,	January 26,	% Over	February 1,	January 26,
	2015	2014	(Under)	2015	2014

Net sales	$81,269	72,389	12.3%	100.0%	100.0%
Cost of sales	66,867	60,552	10.4%	82.3%	83.6%
Gross profit	14,402	11,837	21.7%	17.7%	16.4%

Selling, general and
administrative expenses	8,375	7,041	18.9%	10.3%	9.7%
Income from operations	6,027	4,796	25.7%	7.4%	6.6%

Interest expense	-	91	(100.0)%	0.0%	0.1%
Interest income	(202)	(148)	36.5%	(0.2)%	(0.2)%
Other expense	307	279	10.0%	0.4%	0.4%
Income before income taxes	5,922	4,574	29.5%	7.3%	6.3%

Income taxes*	2,110	(3,807)	N.M.	35.6%	(83.2)%
Net income	$3,812	8,381	(54.5)%	4.7%	11.6%

Net income per share-basic	$0.31	$0.69	(55.1)%
Net income per share-diluted	$0.31	$0.68	(54.4)%
Average shares outstanding-basic	12,219	12,188	0.3%
Average shares outstanding-diluted	12,417	12,405	0.1%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	February 1,	January 26,	% Over	February 1,	January 26,
	2015	2014	(Under)	2015	2014

Income before income taxes (see above)	$5,922	4,574	29.5%	7.3%	6.3%

Adjusted Income taxes (2)*	906	709	27.8%	15.3%	15.5%
Adjusted net income	5,016	3,865	29.8%	6.2%	5.3%

Adjusted net income per share-basic	$0.41	$0.32	28.1%
Adjusted net income per share-diluted	$0.40	$0.31	29.0%
Average shares outstanding-basic	12,219	12,188	0.3%
Average shares outstanding-diluted	12,417	12,405	0.1%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $44.6 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE NINE MONTHS ENDED FEBRUARY 1, 2015 AND JANUARY 26, 2014
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	February 1,	January 26,	% Over	February 1,	January 26,
	2015	2014	(Under)	2015	2014

Net sales	$231,320	213,119	8.5%	100.0%	100.0%
Cost of sales	191,925	175,974	9.1%	83.0%	82.6%
Gross profit	39,395	37,145	6.1%	17.0%	17.4%

Selling, general and
administrative expenses	23,173	21,340	8.6%	10.0%	10.0%
Income from operations	16,222	15,805	2.6%	7.0%	7.4%

Interest expense	50	330	(84.8)%	0.0%	0.2%
Interest income	(478)	(343)	39.4%	(0.2)%	(0.2)%
Other expense	380	895	(57.5)%	0.2%	0.4%
Income before income taxes	16,270	14,923	9.0%	7.0%	7.0%

Income taxes*	6,113	216	N.M.	37.6%	1.4%
Net income	$10,157	14,707	(30.9)%	4.4%	6.9%

Net income per share-basic	$0.83	$1.21	(31.4)%
Net income per share-diluted	$0.82	$1.19	(31.1)%
Average shares outstanding-basic	12,216	12,173	0.4%
Average shares outstanding-diluted	12,410	12,405	0.0%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	February 1,	January 26,	% Over	February 1,	January 26,
	2015	2014	(Under)	2015	2014

Income before income taxes (see above)	$16,270	14,923	9.0%	7.0%	7.0%

Adjusted Income taxes (2)*	2,489	2,313	7.6%	15.3%	15.5%
Adjusted net income	13,781	12,610	9.3%	6.0%	5.9%

Adjusted net income per share-basic	$1.13	$1.04	8.7%
Adjusted net income per share-diluted	$1.11	$1.02	8.8%
Average shares outstanding-basic	12,216	12,173	0.4%
Average shares outstanding-diluted	12,410	12,405	0.0%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $44.6 million in net operating loss carryforwards. Therefore,  adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
FEBRUARY 1, 2015, JANUARY 26, 2014, AND APRIL 27, 2014
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	February 1,	January 26,	(Decrease)			* April 27,
	2015	2014	Dollars	Percent		2014

Current assets
Cash and cash equivalents	$28,772	23,293	5,479	23.5%		29,303
Short-term investments	8,384	7,077	1,307	18.5%		6,294
Accounts receivable	30,774	26,392	4,382	16.6%		27,409
Inventories	38,013	43,687	(5,674)	(13.0	) %	40,674
Deferred income taxes	6,995	7,503	(508)	(6.8	) %	6,230
Income taxes receivable	104	-	104	100.0%		121
Other current assets	2,992	2,999	(7)	(0.2	) %	2,344
Total current assets	116,034	110,951	5,083	4.6%		112,375

Property, plant & equipment, net	35,269	30,115	5,154	17.1%		31,376
Goodwill	11,462	11,462	-	0.0%		11,462
Deferred income taxes	482	1,227	(745)	(60.7	) %	2,040
Long-term Investments	2,063	-	2,063	100.0%		765
Other assets	2,505	2,923	(418)	(14.3	) %	2,917

Total assets	$167,815	156,678	11,137	7.1%		160,935

Current liabilities
Current maturities of long-term debt	$2,200	2,200	-	0.0%		2,200
Accounts payable - trade	28,644	25,187	3,457	13.7%		26,686
Accounts payable - capital expenditures	772	235	537	228.5%		277
Accrued expenses	9,954	11,812	(1,858)	(15.7	) %	9,181
Income taxes payable - current	325	130	195	150.0%		442
Total current liabilities	41,895	39,564	2,331	5.9%		38,786

Income taxes payable - long-term	3,630	3,953	(323)	(8.2	) %	3,962
Deferred income taxes	3,384	945	2,439	258.1%		1,013
Line of credit	-	573	(573)	(100.0	) %	586
Deferred compensation	3,934	-	3,934	100.0%		2,644
Long-term debt , less current maturities	-	2,200	(2,200)	(100.0	) %	2,200

Total liabilities	52,843	47,235	5,608	11.9%		49,191

Shareholders' equity	114,972	109,443	5,529	5.1%		111,744

Total liabilities and
shareholders' equity	$167,815	156,678	11,137	7.1%		160,935

Shares outstanding	12,219	12,250	(31)	(0.3	) %	12,250

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED FEBRUARY 1, 2015 AND JANUARY 26, 2014
Unaudited
(Amounts in Thousands)

	NINE MONTHS ENDED

	Amounts
	February 1,	January 26,
	2015	2014

Cash flows from operating activities:
Net income	$10,157	$14,707
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	4,244	3,964
Amortization of other assets	140	123
Stock-based compensation	482	551
Excess tax benefit related to stock-based compensation	(110)	(143)
Deferred income taxes	3,274	(2,255)
Gain on sale of equipment	(74)	(108)
Foreign currency exchange (gains) losses	(6)	353
Changes in assets and liabilities, net of effects of acquisition of assets:
Accounts receivable	(3,455)	(2,844)
Inventories	2,536	(5,081)
Other current assets	(739)	(882)
Other assets	(30)	(53)
Accounts payable-trade	2,267	2,487
Accrued expenses and deferred compensation	2,121	13
Income taxes	(108)	162
Net cash provided by operating activities	20,699	10,994

Cash flows from investing activities:
Capital expenditures	(8,185)	(2,656)
Net cash paid for acquisition of assets	-	(2,640)
Proceeds from the sale of equipment	625	188
Proceeds from life insurance policies	320	-
Payments on life insurance policies	(18)	(30)
Proceeds from the sale of short-term investments	1,628	-
Purchase of short-term investments	(3,719)	(1,916)
Purchase of long-term investments	(1,298)	-
Net cash used in investing activities	(10,647)	(7,054)

Cash flows from financing activities:
Payments on lines of credit	(538)	-
Payments on long-term debt	(2,200)	(2,200)
Proceeds from common stock issued	94	194
Common stock shares repurchased	(745)	-
Dividends paid	(6,846)	(1,592)
Debt issance costs	-	(62)
Excess tax benefit related to stock-based compensation	110	143
Net cash used in financing activities	(10,125)	(3,517)

Effect of exchange rate changes on cash and cash equivalents	(458)	(660)

Decrease in cash and cash equivalents	(531)	(237)

Cash and cash equivalents at beginning of period	29,303	23,530

Cash and cash equivalents at end of period	$28,772	$23,293

Free Cash Flow (1)	$11,795	$7,979

(1)	Free Cash Flow reconciliation is as follows:
		FY 2015	FY 2014
A)	Net cash provided by operating activities	$20,699	$10,994
B)	Minus: Capital Expenditures	(8,185)	(2,656)
C)	Add: Proceeds from the sale of equipment	625	188
D)	Add: Proceeds from life insurance policies	320	-
E)	Minus: Payments on life insurance policies	(18)	(30)
F)	Minus: Purchase of long-term investments	(1,298)	-
G)	Add: Excess tax benefit related to stock-based compensation	110	143
H)	Effect of exchange rate changes on cash and cash equivalents	(458)	(660)
		$11,795	$7,979

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED FEBRUARY 1, 2015 AND JANUARY 26, 2014
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	February 1,	January 26,	% Over	February 1,	January 26,
Net Sales by Segment	2015	2014	(Under)	2015	2014

Mattress Fabrics	$45,683	38,541	18.5%	56.2%	53.2%
Upholstery Fabrics	35,586	33,848	5.1%	43.8%	46.8%

Net Sales	$81,269	72,389	12.3%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$8,076	5,599	44.2%	17.7%	14.5%
Upholstery Fabrics	6,326	6,238	1.4%	17.8%	18.4%
Gross Profit	$14,402	11,837	21.7%	17.7%	16.4%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$2,853	2,286	24.8%	6.2%	5.9%
Upholstery Fabrics	3,781	3,572	5.9%	10.6%	10.6%
Unallocated Corporate expenses	1,741	1,183	47.2%	2.1%	1.6%
Selling, General and Administrative Expenses	$8,375	7,041	18.9%	10.3%	9.7%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$5,223	3,313	57.7%	11.4%	8.6%
Upholstery Fabrics	2,545	2,666	(4.5)%	7.2%	7.9%
Unallocated corporate expenses	(1,741)	(1,183)	47.2%	(2.1)%	(1.6)%
Operating income	$6,027	4,796	25.7%	7.4%	6.6%

Depreciation by Segment

Mattress Fabrics	$1,244	1,180	5.4%
Upholstery Fabrics	188	149	26.2%
Depreciation	$1,432	1,329	7.8%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED FEBRUARY 1, 2015 AND JANUARY 26, 2014
(Unaudited)

(Amounts in thousands)

	NINE MONTHS ENDED

	Amounts			Percent of Total Sales
	February 1,	January 26,	% Over	February 1,	January 26,
Net Sales by Segment	2015	2014	(Under)	2015	2014

Mattress Fabrics	$131,543	117,035	12.4%	56.9%	54.9%
Upholstery Fabrics	99,777	96,084	3.8%	43.1%	45.1%

Net Sales	$231,320	213,119	8.5%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$22,603	20,312	11.3%	17.2%	17.4%
Upholstery Fabrics	16,792	16,833	(0.2)%	16.8%	17.5%
Gross Profit	$39,395	37,145	6.1%	17.0%	17.4%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$8,019	7,280	10.2%	6.1%	6.2%
Upholstery Fabrics	10,518	10,007	5.1%	10.5%	10.4%
Unallocated Corporate expenses	4,636	4,053	14.4%	2.0%	1.9%
Selling, General, and Administrative Expenses	$23,173	21,340	8.6%	10.0%	10.0%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$14,584	13,033	11.9%	11.1%	11.1%
Upholstery Fabrics	6,274	6,825	(8.1)%	6.3%	7.1%
Unallocated corporate expenses	(4,636)	(4,053)	14.4%	(2.0)%	(1.9)%
Operating income	$16,222	15,805	2.6%	7.0%	7.4%

Return on Capital (1)

Mattress Fabrics	30.7%	29.4%
Upholstery Fabrics	48.2%	44.7%
Unallocated Corporate	N/A	N/A
Consolidated	27.9%	27.3%

Capital Employed (2)

Mattress Fabrics	65,178	59,699	9.2%
Upholstery Fabrics	16,834	23,558	(28.5)%
Unallocated Corporate	(4,301)	(2,913)	N/A
Consolidated	77,711	80,344	(3.3)%

Depreciation by Segment

Mattress Fabrics	$3,692	3,510	5.2%
Upholstery Fabrics	552	454	21.6%
Depreciation	$4,244	3,964	7.1%

Notes:

(1) See pages 8 and 9 of this financial information release for calculations.

(2) The capital employed balances are as of February 1, 2015 and January 26, 2014.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED FEBRUARY 1, 2015 AND JANUARY 26, 2014
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	4/27/2014	8/3/2014	11/2/2014	2/1/2015	2/1/2015

Net income	$2,740	$3,344	$3,001	$3,812	$12,897
Income taxes	1,380	2,115	1,889	2,110	7,494
Interest income, net	(43)	(74)	(153)	(202)	(472)
Depreciation and amortization expense	1,394	1,446	1,460	1,478	5,778
Stock based compensation	159	46	245	191	641
Adjusted EBITDA	$5,630	$6,877	$6,442	$7,389	$26,338

	Quarter Ended
					Trailing 12
					Months
	4/28/2013	7/28/2013	10/27/2013	1/26/2014	1/26/2014

Net income	$3,702	$3,230	$3,096	$8,381	$18,409
Income taxes	2,161	2,305	1,718	(3,807)	2,377
Interest expense (income), net	50	48	(3)	(57)	38
Depreciation and amortization expense	1,354	1,344	1,373	1,370	5,441
Stock based compensation	254	152	224	175	805
Adjusted EBITDA	$7,521	$7,079	$6,408	$6,062	$27,070

% Over (Under)	-25.1%	-2.9%	0.5%	21.9%	-2.7%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE NINE MONTHS ENDED FEBRUARY 1, 2015
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Nine Months	Average	Return on
	Ended	Capital	Avg. Capital
	February 1, 2015 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$14,584	$63,361	30.7%
Upholstery Fabrics	6,274	17,344	48.2%
(less: Unallocated Corporate)	(4,636)	(3,141)	N/A
Total	$16,222	$77,564	27.9%

Average Capital Employed	As of the three Months Ended February 1, 2015				As of the three Months Ended November 2, 2014				As of the three Months Ended August 3, 2014
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	83,648	35,761	48,406	167,815	80,121	30,916	45,625	156,662	81,400	30,520	42,292	154,212
Total liabilities	(18,470)	(18,927)	(15,446)	(52,843)	(17,247)	(14,847)	(12,894)	(44,988)	(18,464)	(11,468)	(15,133)	(45,065)

Subtotal	$65,178	$16,834	$32,960	$114,972	$62,874	$16,069	$32,731	$111,674	$62,936	$19,052	$27,159	$109,147
Less:
Cash and cash equivalents	-	-	(28,772)	(28,772)	-	-	(28,953)	(28,953)	-	-	(24,665)	(24,665)
Short-term investments	-	-	(8,384)	(8,384)	-	-	(6,318)	(6,318)	-	-	(6,311)	(6,311)
Long-term investments	-	-	(2,063)	(2,063)			(1,911)	(1,911)			(1,749)	(1,749)
Income taxes receivable	-	-	(104)	(104)	-	-	-	-	-	-	(136)	(136)
Deferred income taxes - current	-	-	(6,995)	(6,995)	-	-	(6,191)	(6,191)	-	-	(6,203)	(6,203)
Deferred income taxes - non-current	-	-	(482)	(482)	-	-	(508)	(508)	-	-	(973)	(973)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	-	-	-	-	-	-	-	-	569	569
Income taxes payable - current	-	-	325	325	-	-	268	268	-	-	387	387
Income taxes payable - long-term	-	-	3,630	3,630	-	-	3,980	3,980	-	-	4,037	4,037
Deferred income taxes - non-current	-	-	3,384	3,384	-	-	1,395	1,395	-	-	1,013	1,013
Long-term debt, less current maturities	-	-	-	-	-	-	-	-	-	-	2,200	2,200

Total Capital Employed	$65,178	$16,834	$(4,301)	$77,711	$62,874	$16,069	$(3,307)	$75,636	$62,936	$19,052	$(2,472)	$79,516

	As of the three Months Ended April 27, 2014
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	79,055	34,987	46,893	160,935
Total liabilities	(16,598)	(17,568)	(15,025)	(49,191)

Subtotal	$62,457	$17,419	$31,868	$111,744
Less:
Cash and cash equivalents	-	-	(29,303)	(29,303)
Short-term investments	-	-	(6,294)	(6,294)
Long-term investments			(765)	(765)
Income taxes receivable	-	-	(121)	(121)
Deferred income taxes - current	-	-	(6,230)	(6,230)
Deferred income taxes - non-current	-	-	(2,040)	(2,040)
Current maturities of long-term debt	-	-	2,200	2,200
Line of credit			586	586
Income taxes payable - current	-	-	442	442
Income taxes payable - long-term	-	-	3,962	3,962
Deferred income taxes - non-current	-	-	1,013	1,013
Long-term debt, less current maturities	-	-	2,200	2,200

Total Capital Employed	$62,457	$17,419	$(2,482)	$77,394

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$63,361	$17,344	$(3,141)	$77,564

Notes:
(1)	See reconciliation per page 6 of this financial information release.

(2)	Return on average capital employed represents operating income for the nine month period ending February 1, 2015 divided by 3 quarters times 4 quartersto arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes payable and receivable.

(3)	Average capital employed was computed using the four periods ending February 1, 2015, November 2, 2014, August 3, 2014 and April 27, 2014.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 26, 2014
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Nine Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 26, 2014 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$13,033	$59,046	29.4%
Upholstery Fabrics	6,825	20,345	44.7%
(less: Unallocated Corporate)	(4,053)	(2,291)	N/A
Total	$15,805	$77,100	27.3%

Average Capital Employed	As of the three Months Ended January 26, 2014				As of the three Months Ended October 27, 2013				As of the three Months Ended July 28, 2013
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	78,503	37,147	41,028	156,678	79,444	35,881	40,917	156,242	78,217	34,381	38,503	151,101
Total liabilities	(18,804)	(13,589)	(14,842)	(47,235)	(20,500)	(15,581)	(18,646)	(54,727)	(18,627)	(14,172)	(19,717)	(52,516)

Subtotal	$59,699	$23,558	$26,186	$109,443	$58,944	$20,300	$22,271	$101,515	$59,590	$20,209	$18,786	$98,585
Less:
Cash and cash equivalents	-	-	(23,293)	(23,293)	-	-	(24,267)	(24,267)	-	-	(21,423)	(21,423)
Short-term investments	-	-	(7,077)	(7,077)	-	-	(6,220)	(6,220)	-	-	(6,174)	(6,174)
Income taxes receivable	-	-	-	-	-	-	-	-	-	-	(292)	(292)
Deferred income taxes - current	-	-	(7,503)	(7,503)	-	-	(7,745)	(7,745)	-	-	(7,747)	(7,747)
Deferred income taxes - non-current	-	-	(1,227)	(1,227)	-	-	(661)	(661)	-	-	(651)	(651)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	573	573	-	-	585	585	-	-	560	560
Income taxes payable - current	-	-	130	130	-	-	304	304	-	-	320	320
Income taxes payable - long-term	-	-	3,953	3,953	-	-	4,141	4,141	-	-	4,176	4,176
Deferred income taxes - non-current	-	-	945	945	-	-	5,016	5,016	-	-	4,335	4,335
Long-term debt, less current maturities	-	-	2,200	2,200	-	-	2,200	2,200	-	-	4,400	4,400

Total Capital Employed	$59,699	$23,558	$(2,913)	$80,344	$58,944	$20,300	$(2,176)	$77,068	$59,590	$20,209	$(1,510)	$78,289

	As of the three Months Ended April 28, 2013
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	73,954	30,995	39,757	144,706
Total liabilities	(16,004)	(13,682)	(19,437)	(49,123)

Subtotal	$57,950	$17,313	$20,320	$95,583
Less:
Cash and cash equivalents	-	-	(23,530)	(23,530)
Short-term investments	-	-	(5,286)	(5,286)
Income taxes receivable	-	-	(318)	(318)
Deferred income taxes - current	-	-	(7,709)	(7,709)
Deferred income taxes - non-current	-	-	(753)	(753)
Current maturities of long-term debt	-	-	2,200	2,200
Line of credit			561	561
Income taxes payable - current	-	-	285	285
Income taxes payable - long-term	-	-	4,191	4,191
Deferred income taxes - non-current	-	-	3,075	3,075
Long-term debt, less current maturities	-	-	4,400	4,400

Total Capital Employed	$57,950	$17,313	$(2,564)	$72,699

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$59,046	$20,345	$(2,291)	$77,100

Notes:
(1)	See reconciliation per page 6 of this financial information release.

(2)	Return on average capital employed represents operating income for the nine month period ending January 26, 2014 divided by 3 quarters times 4 quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes payable and receivable.

(3)	Average capital employed was computed using the four periods ending January 26, 2014, October 27, 2013, July 28, 2013 and April 28, 2013.

CULP FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE NINE MONTHS ENDED FEBRUARY 1, 2015 AND JANUARY 26, 2014
Unaudited
(Amounts in Thousands)

	NINE MONTHS ENDED

	Amounts
	February 1,	January 26,
	2015	2014

Consolidated Effective GAAP Income Tax Rate (1)	37.6%	1.4%

Undistributed Earnings From Foreign Subsidiaries	-	34.2%

Non-Cash U.S. Income Tax Expense	(22.1)%	(20.0)%

Non-Cash Foreign Income Tax Expense	(0.2)%	(0.1)%

Consolidated Adjusted Effective Income Tax Rate (2)	15.3%	15.5%

	THREE MONTHS ENDED
	As reported		February 1, 2015	As reported		January 26, 2014
	February 1,		Proforma Net	January 26,		Proforma Net
	2015	Adjustments	of Adjustments	2014	Adjustments	of Adjustments

Income before income taxes	$5,922	$-	$5,922	$4,574		$4,574

Income taxes (3)	2,110	$(1,204)	906	(3,807)	$4,516	709
Net income	$3,812	$1,204	$5,016	$8,381	$(4,516)	$3,865

Net income per share-basic	$0.31	$0.10	$0.41	$0.69	$(0.37)	$0.32
Net income per share-diluted	$0.31	$0.10	$0.40	$0.68	$(0.36)	$0.31
Average shares outstanding-basic	12,219	12,219	12,219	12,188	12,188	12,188
Average shares outstanding-diluted	12,417	12,417	12,417	12,405	12,405	12,405

	NINE MONTHS ENDED
	As reported		February 1, 2015	As reported		January 26, 2014
	February 1,		Proforma Net	January 26,		Proforma Net
	2015	Adjustments	of Adjustments	2014	Adjustments	of Adjustments

Income before income taxes	$16,270	$-	$16,270	$14,923	$-	$14,923

Income taxes (3)	6,113	$(3,624)	2,489	216	$2,097	2,313
Net income	$10,157	$3,624	$13,781	$14,707	$(2,097)	$12,610

Net income per share-basic	$0.83	$0.30	$1.13	$1.21	$(0.17)	$1.04
Net income per share-diluted	$0.82	$0.29	$1.11	$1.19	$(0.17)	$1.02
Average shares outstanding-basic	12,216	12,216	12,216	12,173	12,173	12,173
Average shares outstanding-diluted	12,410	12,410	12,410	12,405	12,405	12,405

(1)	Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2)	Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3)	Proforma income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.